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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement of our report dated January 23, 2001, on Cinergy Corp.'s consolidated financial statements, included in Cinergy Corp.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.

Cincinnati, Ohio	/s/ ARTHUR ANDERSEN LLP
January 24, 2002	ARTHUR ANDERSEN LLP

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS